CDC NVEST TAX EXEMPT MONEY MARKET TRUST

Supplement dated August 22, 2003 to the CDC Nvest Money Market Funds Prospectus, dated September 1, 2002, as may be supplemented from time to time

Effective October 1, 2003, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for CDC Nvest Tax Exempt Money Market Trust (the "Trust"), will no longer accept new investments in the Trust. Effective November 1, 2003, CDC IXIS Distributors will no longer accept additional investments from current shareholders of the Trust, including additional investments through automatic or systematic investment plans.


On August 22, 2003, the Board of Trustees of CDC Nvest Tax Exempt Money Market Trust, upon the recommendation of CDC IXIS Distributors, approved a plan to liquidate the Trust. The liquidation is expected to occur on or about November 14, 2003 (the "Liquidation Date"). Any shares of the Trust outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Trust-level taxes, expenses and liabilities of the Trust have been paid or otherwise provided for. Any applicable sales charges, including contingent deferred sales charges, will be waived only for shares that remain outstanding on the Liquidation Date and are redeemed automatically or at the election of the shareholders on the Liquidation Date. For federal income tax purposes, the automatic or elected redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Trust shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax advisor for more information on his or her own situation.


At any time prior to the Liquidation Date, shareholders may redeem their shares of the Trust pursuant to the procedures set forth under "Fund Services" in the Trust's Prospectus. Such redemptions, unlike the automatic or elected redemptions upon the Liquidation Date, will be subject to any applicable sales charges, including contingent deferred sales charges. Shareholders should stop writing checks from their account after October 14, 2003. CDC Nvest Funds will not accept any checks written on Trust accounts which are received after November 13, 2003. CDC Nvest Funds will not be responsible for any charges or fees incurred by shareholders as a result of the failure to accept these checks. Other redemption options will remain available until and on the date of liquidation.


Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described and subject to the limitations under "Fund Services - Exchanging Shares" in the Trust's Prospectus. Such an exchange will not result in any sales charge. However, exchanges of Fund shares up to and on the Liquidation Date, unlike the automatic or elected redemptions on the Liquidation Date, will continue to be subject to any applicable contingent deferred sales charges, if redeemed at a future date. For federal income tax purposes, an exchange of Trust shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.


Absent an instruction to the contrary prior to the Liquidation Date, for Fund shares held in individual retirement accounts ("IRAs") or SIMPLE IRAs, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, CDC IXIS Distributors will exchange any shares remaining in the Trust on the Liquidation Date into the CDC Nvest Cash Management Trust - Money Market Series. These shares will continue to be subject to any applicable contingent deferred sales charges.


                                                                      SP197-0803